                                                    SCHEDULE 14A
                                                   (Rule 14a-101)

                                      INFORMATION REQUIRED IN PROXY STATEMENT
                                              SCHEDULE 14A INFORMATION

                            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                                      EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                                      [X]
Filed by a party other than the Registrant                   [ ]

Check the appropriate box:
[X]       Preliminary proxy statement                        [ ]      Confidential, for Use of Commission Only (as
[ ]       Definitive proxy statement                                  permitted by Rule 14a-6(e) (2))
[ ]       Definitive Additional Materials
[ ]       Solicitation Material Pursuant to Rule 14a-11(c)
          or Rule 14a-12

                                               ADEPT TECHNOLOGY, INC.
-------------------------------------------------------------------------------------------------------------------
                                  (Name of Registrant as Specified in Its Charter)

                                               ADEPT TECHNOLOGY, INC.
-------------------------------------------------------------------------------------------------------------------
                      (Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)      Title of each class of securities to which transactions applies:
-------------------------------------------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transactions applies:
-------------------------------------------------------------------------------------------------------------------
(3)      Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------------------------------------------
(5)      Total fee paid:
-------------------------------------------------------------------------------------------------------------------
         [ ]      Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------------------------------------------
         [ ]      Check box if any part of the fee is offset as  provided  by  Exchange  Act Rule  0-11(a)  (2) and identify  the filing for which the  offsetting  fee was paid  previously.  Identify  the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
-------------------------------------------------------------------------------------------------------------------
(1)      Amount previously paid:
-------------------------------------------------------------------------------------------------------------------
(2)      Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------------------------------------------
(3)      Filing party:
-------------------------------------------------------------------------------------------------------------------
(4)      Date filed:
-------------------------------------------------------------------------------------------------------------------

                             ADEPT TECHNOLOGY, INC.

           ----------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held November 10, 2000

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Adept Technology, Inc., a California corporation, will be held on Friday, November 10, 2000 at 9:00 a.m. local time, at the Santa Clara Marriott, 2700 Mission College Boulevard, Santa Clara, California 95054 for the following purposes:

                  1. To elect six directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

                  2. To approve an amendment to Adept's 1993 Stock Plan to increase by 1,000,000 shares to 4,462,500 the number of shares of common stock reserved for issuance under the 1993 Stock Plan.

                  3. To approve the  amendment of Adept's  Restated  Articles of
         Incorporation  to  increase  the  number  of  authorized   shares  from
         30,000,000 to 75,000,000.

                  4. To approve an amendment to Adept's 1998 Employee Stock Purchase Plan, amending the annual increase in the number of shares of common stock reserved for issuance under the 1998 Employee Stock Purchase Plan, beginning on July 1, 2001, to an amount equal to the lesser of (i) 600,000 shares, (ii) 3% of the common stock outstanding as of the last day of the prior fiscal year or (iii) a lesser amount as may be determined by the board of directors.

                  5. To transact such other business as may properly come before the annual meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournments thereof.

         The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Only shareholders of record at the close of business on September 15, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                                   FOR THE BOARD OF DIRECTORS OF
                                                   ADEPT TECHNOLOGY, INC.

                                                   /s/ Bruce E. Shimano
                                                   ----------------------------
                                                       Bruce E. Shimano
                                                       Secretary

San Jose, California
October 2, 2000

                             YOUR VOTE IS IMPORTANT.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                             ADEPT TECHNOLOGY, INC.

                             ----------------------

                            PROXY STATEMENT FOR 2000

                         ANNUAL MEETING OF SHAREHOLDERS

                             ----------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed proxy is solicited on behalf of the board of directors of Adept Technology, Inc., a California corporation, for use at the annual meeting of shareholders to be held Friday, November 10, 2000 at 9:00 a.m. local time, or at any adjournment or postponement of the annual meeting, for the purposes specified in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The annual meeting will be held at the Santa Clara Marriott, 2700 Mission College Boulevard, Santa Clara, California 95054. Adept's principal executive office is located at 150 Rose Orchard Way, San Jose, California 95134, and its telephone number at that location is (408) 432-0888.

         When proxies are properly dated, executed and returned, the shares they represent will be voted at the annual meeting according to the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors listed in this proxy statement; to approve an amendment to Adept's 1993 Stock Plan to increase by 1,000,000 the number of shares reserved for issuance under the 1993 Stock Plan; to approve the amendment of Adept's Restated Articles of Incorporation to increase the number of authorized shares from 30,000,000 to 75,000,000; to approve an amendment to Adept's 1998 Employee Stock Purchase Plan, amending the annual increase in the number of shares of common stock reserved for issuance, beginning on July 1, 2001, to an amount equal to the lesser of (i) 600,000 shares, (ii) 3% of the common stock outstanding as of the last day of the prior fiscal year or (iii) a lesser amount as may be determined by the board of directors; and at the discretion of the proxy holders, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

         These proxy solicitation materials and the Annual Report to Shareholders for the fiscal year ended June 30, 2000, including financial statements, were first mailed on or about October 2, 2000 to all shareholders entitled to vote at the annual meeting.

Record Date and Shares Outstanding

         Shareholders of record at the close of business on September 15, 2000, the record date, are entitled to notice of and to vote at the annual meeting. At the record date, 10,802,347 shares of Adept's common stock, no par value, were issued and outstanding.

Revocability of Proxies

         Any proxy given as a result of this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of Adept a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting; Quorum; Abstentions; Broker Non-Votes

         Each shareholder is entitled to one vote for each share of common stock held by that shareholder on the record date. Every shareholder voting for the election of directors (Proposal One) may cumulate the shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than six candidates. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination before the voting and the shareholder, or any other shareholder, has given notice at the meeting, before the voting, of the intention to cumulate the shareholder's votes. On all other matters, each share of common stock has one vote. A quorum comprising the holders of a majority of the outstanding shares of common stock on the record date must be present or represented to transact business at the annual meeting.

         There is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes regarding a proposal such as the amendment of a stock option plan or stock purchase plan. However, Adept believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum and the total number of votes cast regarding Proposals Two, Three and Four. In the absence of controlling precedent to the contrary, Adept intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against Proposals Two, Three and Four, although abstentions will not be counted for purposes of determining the number of votes cast with respect to Proposal One. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of votes cast regarding any particular proposal.

Solicitation of Proxies

         The cost of this solicitation will be borne by Adept. Adept has retained ChaseMellon Shareholder Services, L.L.C. to aid in the solicitation of proxies from brokers, bank nominees, and other institutional owners. Adept estimates that it will pay ChaseMellon Shareholder Services, L.L.C. a fee of approximately $6,000 for its services and will reimburse it for reasonable out-of-pocket expenses. In addition, Adept may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to the beneficial owners. Proxies may also be solicited by certain of Adept's directors, officers and employees, without additional compensation, personally or by telephone or facsimile.

Deadline for Receipt of Shareholder Proposals for 2001 Annual Meeting

         In order for business to be conducted or nominations to be considered at the annual meeting, the business or nominations must be properly brought before the meeting. For nominations or other business to be properly brought before the meeting by a shareholder, the shareholder must have given timely notice of the nominations or other business in writing to the secretary of the corporation, and the other business must be a proper matter for shareholder action under the California General Corporations Law. To be timely under Adept's bylaws, a shareholder's notice must be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on August 12, 2001 (the 90th day before November 10, 2000, the first anniversary of the preceding annual meeting).

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees

         A board of six directors is to be elected at the annual meeting. The board of directors of Adept has authorized the nomination at the annual meeting of the persons named in this proxy statement as candidates. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Adept's six nominees named below. All of the nominees are presently directors of Adept. In the event that any nominee of Adept is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who will be designated by the current board of directors to fill the vacancy. Adept is not aware of any nominee who will be unable or will decline to serve as a director. The board of directors will consider the names and qualifications of candidates for the board submitted by shareholders in accordance with the procedures set forth in "Deadline for Receipt of Shareholder Proposals for 2001 Annual Meeting" above and Adept's bylaws. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a manner (in accordance with cumulative voting) that will assure the election of as many of the nominees listed below as possible, and, in this event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and qualified.

Vote Required

         If a quorum is present and voting, the six nominees receiving the highest number of affirmative votes will be elected to the board of directors. Abstentions and broker non-votes are not counted in the election of directors.

Nominees

         The names of the  nominees and certain  information  about them are set forth below:
                                                                                                   Director
            Name of Nominee                   Age           Position(s) with Adept                  Since
            ---------------                   ---           ----------------------                  -----
Brian R. Carlisle.................            49       Chairman of the Board and Chief              1983
                                                       Executive Officer
Bruce E. Shimano..................            51       Vice President, Research and                 1983
                                                       Development,
                                                       Secretary and Director
Ronald E. F. Codd (1).............            45       Director                                     1998
Michael P. Kelly (1)..............            52       Director                                     1997
Cary R. Mock (1) (2)..............            57       Director                                     1990
John E. Pomeroy (2)...............            59       Director                                     1994

----------
(1)   Member of Audit Committee.
(2)   Member of Compensation Committee.

         There is no family relationship between any director or executive officer of Adept.

         Brian R. Carlisle has served as Adept's Chief Executive Officer and Chairman of the Board of Directors since he co-founded Adept in June 1983. From June 1980 to June 1983, he served as General Manager of the West Coast Division of Unimation, Inc. At Unimation, Mr. Carlisle was responsible for new product strategy and development for Unimation's electric robots, control systems, sensing systems and other robotics applications. Mr. Carlisle received B.S. and M.S. degrees in Mechanical Engineering from Stanford University.

         Bruce E. Shimano has served as Adept's Vice President, Research and Development, Secretary, and as a director since he co-founded Adept in June 1983. Prior to that time, he was Director of Software Development at Unimation. Mr. Shimano received B.S., M.S. and Ph.D. degrees in Mechanical Engineering from Stanford University.

         Ronald E. F. Codd has served as a director of Adept since February 1998. Since January 2000, Mr. Codd has served as the Chief Executive Officer and President of Momentum Business Applications, Inc. From September 1991 to December 1998, Mr. Codd served as Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary of PeopleSoft, Inc. Mr. Codd is also a director of Interwoven, Inc., a leading provider of software products for web content management for large enterprises, and of Intraware, Inc., a leading provider of web-based IT management solutions. Mr. Codd is a Certified Public Accountant, a Certified Managerial Accountant, and holds a Certified Production and Inventory Management credential. Mr. Codd received a B.S. in Business Administration from the University of California, Berkeley and an M.M. from the J.L. Kellogg Graduate School of Management (Northwestern University).

         Michael P. Kelly has served as a director of Adept since April 1997. Since 1994, Mr. Kelly has served as a managing director of Broadview International, LLC, a corporate finance advisory firm. Mr. Kelly received a B.A. degree from Western Illinois University and an M.B.A. from St. Louis University.

         Cary R. Mock has served as a director of Adept since December 1990. Since January 1996, Mr. Mock has served as a financial advisor specializing in acquisitions and related corporate development activities. From October 1983 to December 1995, Mr. Mock served as Director of Acquisitions and Divestitures for Westinghouse

Electric Corporation, having served in other positions since joining Westinghouse in 1964. Mr. Mock received a B.S. in Electrical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the State University of New York at Buffalo.

         John E. Pomeroy has served as a director of Adept since August 1994. Since May 1987, Mr. Pomeroy has served as President and Chief Executive Officer of Dover Technologies, a subsidiary of Dover Corporation and a manufacturer of production equipment for printed circuit board assembly. Mr. Pomeroy was also a director of Dover Corporation from May 1998 to April 2000 and HADCO Corporation, a supplier of electronic interconnect products and services, from August 1996 to July 2000. Mr. Pomeroy received a B.S. in Electrical Engineering from Purdue University.

         The board recommends a vote "FOR" all six nominees listed above.

Board and Committee Meetings

         The board of directors of Adept held four meetings during fiscal 2000. Each incumbent director attended all meetings of the board of directors during fiscal 2000 and all meetings of the committees of the board, if any, upon which the director served during the period in which the individual was a director of Adept. The board of directors has an audit committee and a compensation committee. The board of directors has no nominating committee or any committee performing these functions.

         The audit committee, which currently consists of Messrs. Codd, Kelly and Mock, is responsible for overseeing actions taken by Adept's independent auditors and reviewing Adept's internal financial procedures and controls. The audit committee met once in fiscal 2000.

         The compensation committee, which consisted of Messrs. Mock and Pomeroy, is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of Adept and administering various incentive compensation and benefit plans. The compensation committee met once during fiscal 2000.

                                  PROPOSAL TWO

                          AMENDMENT OF 1993 STOCK PLAN

         At the annual meeting, the shareholders are being asked to approve an amendment of Adept's 1993 Stock Plan to increase the number of shares of common stock reserved for issuance under the 1993 Stock Plan by 1,000,000 shares to 4,462,500. The 1993 Stock Plan was adopted by the board of directors in April 1993 and subsequently approved by the shareholders in June 1993. The board of directors adopted and the shareholders approved amendments to the 1993 Stock Plan to increase the number of shares of common stock reserved for issuance by 650,000 shares in October 1995, 1,000,000 shares in October 1997 and 1,000,000 shares in November 1999. As of September 15, 2000, options to purchase an aggregate of 1,917,389 shares of Adept's common stock were outstanding, with a weighted average exercise price of approximately $8.99 per share, and 524,885 shares (excluding the 1,000,000 shares subject to shareholder approval at this annual meeting) were available for future grant. In addition, 1,020,226 shares had been purchased upon exercise of stock options under the 1993 Stock Plan.

         In August 2000, the board of directors approved an amendment to the 1993 Stock Plan, subject to shareholder approval, to increase the number of shares reserved for issuance thereunder by 1,000,000 shares, thereby increasing the total number of shares issuable under the 1993 Stock Plan from 3,462,500 to 4,462,500.

         The 1993 Stock Plan, as amended, authorizes the board of directors to grant stock options to eligible employees, directors and consultants of Adept and its designated subsidiaries. The 1993 Stock Plan is structured to allow the board of directors broad discretion in creating equity incentives in order to assist Adept in attracting, retaining and motivating the best available personnel for the successful conduct of Adept's business. Adept has had a long-standing practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve shareholder value. Adept has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of Adept's employees. This practice has enabled Adept to attract and retain the talent that it requires. In addition, to the extent that Adept increases its numbers of employees through acquisitions, Adept's ability to use the 1993 Stock Plan for option grants to an acquired entities' employees may be a key element in negotiation with an acquisition candidate and to retain and incentivize the employees of a newly-acquired entity. Adept has in the past used the 1993 Stock Plan to grant options to its new employees added through acquisitions in order to align their incentives with those of Adept, and may do so in the future.

         The board of directors believes that the remaining shares available for grant under the 1993 Stock Plan are insufficient to accomplish the purposes of the 1993 Stock Plan described above. Adept anticipates there will be a need to hire additional technical or management employees during fiscal 2001, and it will be necessary to offer equity incentives to attract and motivate these individuals, particularly in the extremely competitive job market in Silicon Valley. In addition, in order to retain the services of valuable employees as Adept matures and its employee base grows larger, it will be necessary to grant additional options to current employees as older options become fully vested. Further, it will be important in connection with potential future acquisitions to grant Adept options to retain and incentivize new employees.

         For  these  reasons,   the  board  of  directors  recommends  that  the
shareholders vote "FOR" approval of the amendment to the 1993 Stock Plan.

Vote Required

         The affirmative vote of a majority of the votes cast will be required to approve the amendment to the 1993 Stock Plan. For the purposes of this proposal, "votes cast" is defined to be the shares of Adept's common stock represented and voting at the annual meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the record date. Votes that are cast against the proposal will be counted for purposes of determining both the presence or absence of a quorum and the total number of votes cast with respect to the proposal. Abstentions will have the effect of a vote against the proposal. Broker non-votes will not be counted for purposes of determining the total number of votes cast with respect to the proposal. The essential terms of the 1993 Stock Plan are summarized as:

Purpose

         The purposes of the 1993 Stock Plan are to attract, retain and motivate the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of Adept, and to promote the success of Adept's business.

Administration

         The 1993 Stock Plan may be administered by the board of directors of Adept or by a committee of the board. The 1993 Stock Plan is currently being administered by the compensation committee of the board of directors. The board or the committee appointed to administer the 1993 Stock Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability of the options. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the board or its committees receive no additional compensation for their services in connection with the administration of the 1993 Stock Plan.

Eligibility and Performance-based Compensation Limitations

         The 1993 Stock Plan provides that either incentive or nonqualified stock options may be granted to employees, including officers and directors, of Adept or its designated subsidiaries. In addition, the 1993 Stock Plan provides that nonqualified stock options may be granted to consultants of Adept or its designated subsidiaries and to non-employee directors of Adept. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making the determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of Adept and other relevant factors.

         No employee will be granted, in any fiscal year of Adept, options to purchase more than 200,000 shares of common stock, except that in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 200,000 shares. This limitation, which will be adjusted proportionately in connection with any change in Adept's capitalization, is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of
Section 162 (m) of the Internal Revenue Code of 1986, as amended. In addition, there is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which are exercisable for the first time in any calendar year by an employee.

Terms of Options

         Each option granted under the 1993 Stock Plan is evidenced by a stock option agreement between Adept and the optionee to whom the option is granted and is subject to the following additional terms and conditions:


    o Exercise of the Option: The Administrator determines when options granted under the 1993 Stock Plan may be exercisable. Options may be exercised at any time on or after the date the options are first exercisable but may not be exercised for a fraction of a share. An option is exercised by giving written notice of exercise to Adept, specifying the number of shares of common stock to be purchased and tendering payment to Adept of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of shares of Adept's common stock previously owned for at least six months or that were not acquired from Adept, subject to certain additional conditions. Payment may also be made by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to Adept, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or other consideration as determined by the Administrator and as permitted by the California Corporations Code.

    o Option Price: The option price of non-qualified options granted under the 1993 Stock Plan is determined by the Administrator, provided that non-qualified options intended to qualify as "performance-based compensation" within the meaning of Section 162 (m) of the Internal Revenue Code must be granted with an exercise price equal to the fair market value of Adept's common stock on the date of grant. Incentive stock options granted under the 1993 Stock Plan must be granted with an exercise price equal to the fair market value of Adept's common stock on the date of grant, except in the case of grants of incentive stock options granted to employees who, at the time of grant, own stock representing more than 10% of the voting power of all outstanding classes of Adept's capital stock. In these cases, the applicable exercise price of incentive stock options granted to the employees cannot be less than 110% of the fair market value of Adept's common stock on the date of grant. The 1993 Stock Plan provides that the fair market value per share will be the closing price on The Nasdaq Stock Market on the date of grant of the option, as reported in The Wall
         Street  Journal  or  another  source  which  the  Administrator   deems
         reliable.

    o Termination Of Employment: If the optionee's continuous status as an employee, director or consultant by Adept is terminated for any reason, other than death or disability, options may be exercised to the extent they were exercisable on the date of termination within 30 days (or a period not exceeding three months in the case of incentive stock options as the Administrator may determine) after the termination, but in no event later than the expiration date of the term of the option as specified in the Notice of Grant. An optionee may be exempt from this rule if the optionee is on a leave of absence approved by the board of directors or if the optionee is transferred to a subsidiary or parent of Adept.

    o Death: If an optionee should die while an employee, director or a consultant of Adept, options may be exercised to the extent they were exercisable on the date of termination at any time within six months after the date of death but in no event later than the expiration of the term of the option as specified in the Notice of Grant.

    o Disability: If an optionee's continuous status as an employee, director or consultant is terminated due to a disability, options may be exercised to the extent they were exercisable on the date of termination at any time within six months from the date of the termination but in no event later than the expiration of the term of the option as specified in the Notice of Grant.

    o Termination of Options: Options granted under the 1993 Stock Plan expire no later than ten years from the date of grant. However, incentive stock options granted to an optionee who, immediately before the grant of the option, owned more than 10% of the total combined voting power of all classes of stock of Adept, may not have a term of more than five years. No option may be exercised after its expiration.

    o Nontransferability of Options: Unless determined otherwise by the Administrator, an option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. If the Administrator makes an option transferable, the option will contain additional terms and conditions as the Administrator deems appropriate.

Adjustment Upon Changes in Capitalization or Merger

         In the event any change, such as a stock split or dividend, is made in Adept's capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by Adept, an appropriate adjustment will be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of Adept, the board is required to notify holders of options under the 1993 Stock Plan at least 15 days before the proposed action, and all outstanding options not previously exercised will terminate automatically upon dissolution or liquidation.

         In the event of a proposed sale of the assets of Adept or the merger of Adept with or into another corporation, all options outstanding under the 1993 Stock Plan will be assumed or an equivalent option will be substituted by the successor corporation. If the successor corporation refuses to fully assume all options, the board will have the discretion to (i) permit each optionee to exercise his or her options before the transaction for all shares of common stock subject to the options, including shares for which the options would not otherwise be exercisable, or (ii) terminate the options with respect to unvested shares. Options outstanding under the 1993 Stock Plan will be considered assumed if, following the merger or sale of assets, the option or right granted to the Optionee by the purchaser or acquirer confers the right to receive for each share of common stock subject to the options the consideration received in the merger or sale of assets in exchange for outstanding shares of common stock on the date of the transaction; provided, however, that if the consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Adept's common stock in the merger or sale of assets.

Amendment and Termination

         The board of directors may amend, alter, suspend, or terminate the 1993 Stock Plan at any time or may terminate it without approval of the shareholders. Shareholder approval is required for any amendment to the 1993 Stock Plan to the extent necessary or desirable to comply with Rule 16b-3 promulgated under
Section 16 of the Exchange Act or Section 422 of the Code, or any successor rule or statute or other applicable law, including the requirements of any exchange or automatic quotation system on which Adept's common stock may be listed. No action by the board of directors or shareholders may alter or impair any option previously granted under the 1993 Stock Plan without the consent of the optionee. Unless terminated earlier, the 1993 Stock Plan will terminate in June 2003 and no further options will be granted.

Federal Income Tax Consequences

             The following is a brief description of the federal income tax treatment to the optionee and Adept that will generally apply to the grant and exercise of options issued under the 1993 Stock Plan, based on federal income tax laws in effect on the date of this proxy statement. The following discussion is not intended to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside. Recipients of options should not rely on this discussion for individual tax advice, as each recipient's situation will vary depending upon the specific facts and circumstances involved. Each recipient is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

         Option Grants

         Options granted under the 1993 Stock Plan may be either options intended to qualify as "incentive stock options," as defined in Section 422 of the Code, or options not intended to qualify as incentive stock options, referred to as non-statutory options.

         Incentive Stock Options

         No taxable income is recognized by the optionee at the time of an incentive stock option grant, and no taxable income is generally recognized at the time the option is exercised. However, an optionee's "alternative minimum taxable income" for the year of exercise will be increased by the excess of the fair market value of the shares acquired upon the exercise of an incentive stock option over the exercise price, and thus exercise of an incentive stock option may subject an optionee to the "alternative minimum tax" in the year of exercise.

         The optionee will recognize taxable income or loss in the year in which the optionee disposes of the purchased shares. For federal income tax purposes, dispositions of shares acquired upon the exercise of incentive stock options are divided into two categories, qualifying dispositions and disqualifying dispositions. The optionee will make a qualifying disposition of the purchased shares if the disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date, referred to as the "Incentive Stock Option Holding Periods". Any disposition that fails to satisfy either of the Incentive Stock Option Holding Periods is referred to as a disqualifying disposition.

         Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between:

    o the amount realized upon the sale or other disposition of the purchased shares, and

    o    the option  price paid for those  shares.

         If there is a disqualifying disposition of the shares, then at the time of the disposition:

    o the optionee will recognize capital gain (long-term or short-term, depending on the holding period for the shares) equal to the excess, if any, of the sales price over the fair market value of the incentive stock option shares on the date of exercise,

    o the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the incentive stock option shares on the date of exercise, over the exercise price of the option, and the optionee will recognize capital loss (long-term or short-term, depending on the holding period for the shares) equal to the excess, if any, of the exercise price of the incentive stock option over the sales price of the incentive stock option shares.

         Non-Statutory Stock Options

         An optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. Upon the exercise of an option, the optionee will generally recognize ordinary income equal to the excess of the fair market value of the purchased shares on the exercise date over the purchase price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to the resulting income. This ordinary income will be added to the basis in the shares and gain or loss on the subsequent sale of the shares will be capital gain or loss (long-term or short-term, depending on the holding period for the shares).

         Special Rules for Awards Granted to Section 16(b) Insiders.

         If a participant is a Section 16(b) Insider, the timing of the recognition of any ordinary income and the date used to determine the fair market value of the underlying stock may be deferred. Section 16(b) Insiders should consult their tax advisors to determine the tax consequences to them of exercising options granted to them pursuant to the 1993 Stock Plan.

         Potential Deductions for Adept

         Adept will generally be entitled to an income tax deduction equal to the amount of any ordinary income recognized by an optionee with respect to shares issued under the 1993 Stock Plan.

         Miscellaneous Tax Issues

         Generally, Adept will be required to make arrangements for withholding applicable taxes with respect to ordinary income recognized by a participant in connection with awards made under the 1993 Stock Plan other than incentive stock options. Participants generally will be required to pay such taxes as a condition to the exercise of an option, although Adept may make other arrangements to satisfy its withholding obligation.

Participation in the 1993 Stock Plan

         The grant of options under the 1993 Stock Plan to consultants, directors and executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 1993 Stock Plan. Accordingly, future awards are not determinable. The table of option grants under "Option Grants in Fiscal Year 2000" on page 15 provides information with respect to the grant of options to the chief executive officer and the other executive officers named in the Summary Compensation Table below during fiscal 2000. During fiscal 2000, under the 1993 Stock Plan, all current executive officers as a group received options to purchase 110,000 shares, and all other employees as a group received options to purchase 722,623 shares. Of the options to purchase these 722,623 shares, options to purchase 217,083 shares were received in connection with acquisitions by Adept, options to purchase 440,540 shares were received by new and existing employees not related to Adept's acquisitions and options to purchase 65,000 shares were received by Kathleen Fisher, a former executive officer who served as Adept's chief financial officer from August, 1999 to March 2000. Ms. Fisher's options terminated upon her resignation from Adept. During fiscal 1999, certain executive officers and other employees received options in connection with Adept's option repricing program in exchange for equivalent options that had a higher exercise price that were cancelled. See "Report of Compensation Committee of the Board of Directors--Stock Option Repricing."

         The board of directors recommends a vote "FOR" the amendment of the 1993 Stock Plan.

                                 PROPOSAL THREE

       AMENDMENT OF ARTICLES TO INCREASE TOTAL NUMBER OF AUTHORIZED SHARES

         The board of directors approved in August 2000, and is recommending to the shareholders for approval at the annual meeting, an amendment to Article III of Adept's Restated Articles of Incorporation to increase the number of shares which Adept is authorized to issue from 30,000,000 to 75,000,000, of which 5,000,000 shares, no par value, will be preferred stock and 70,000,000 shares, no par value, will be common stock. The board of directors determined that this amendment is advisable and should be considered at the annual meeting. The full text of the proposed amendment to the Restated Articles of Incorporation is included below. Adept is currently authorized to issue 5,000,000 shares of preferred stock, and the proposed amendment will not affect this authorization.

Purpose and Effect of Proposed Increase

         The proposed amendment would increase the number of shares of common stock Adept is authorized to issue from 25,000,000 to 70,000,000. The additional 45,000,000 shares of common stock would be a part of the same existing class of common stock, and, if and when issued, would have the same rights and privileges as the shares of common stock currently issued and outstanding. The board of directors believes it is desirable to increase the number of shares of common stock Adept is authorized to issue to provide Adept with adequate flexibility in the future with respect to the issuance of its common stock for general corporate purposes, including payment of stock dividends, stock splits or other recapitalizations, acquisitions, equity financings, and grants of stock options.

         The proposed amendment to Article III would permit the issuance of additional shares up to the new maximum authorization without further action or authorization by shareholders, except as may be required in a specific case by law or the Nasdaq Stock Market rules. The board of directors believes it is prudent for Adept to have this flexibility. The holders of common stock are not entitled to preemptive rights. Accordingly, the issuance of additional shares of common stock might dilute, under certain circumstances, the ownership and voting right of shareholders. The proposed increase in the number of shares of common stock that Adept is authorized to issue is not intended to inhibit a change in control of Adept. However, the availability for issuance of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of Adept. For example, the issuance of shares of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of Adept. Adept is not aware of any pending or threatened efforts to acquire control of Adept.

         Adept currently has 25,000,000 shares of authorized common stock. As of the record date, Adept has approximately 10,802,347 shares of common stock issued and outstanding. Adept has reserved for issuance approximately 3,446,290 shares in connection with its stock plans and employee stock purchase plans and a number of shares of common stock, equal in value to approximately $1.2 million, which may be issued upon fulfillment of certain conditions in connection with a previous acquisition. Except for these reserved shares, Adept currently has no arrangements for the issuance of additional shares of common stock. During fiscal 2000, Adept completed three acquisitions resulting in the issuance of shares of common stock and granting of options to employees of the acquired entities. Adept may issue shares of common stock in connection with other acquisitions in the future. In addition, depending on market conditions and Adept's needs over time, Adept may in the future issue equity securities to raise additional capital. If the board of directors deems it to be in the best interests of Adept and its shareholders to issue additional shares of common stock in the future, the board will not generally seek further authorization by vote of the shareholders, unless such authorization is otherwise required by law or regulations.

Amendment of Restated Articles of Incorporation

         If approved, Adept's Restated Articles of Incorporation would be amended by deleting the first and second paragraphs of Article III in their present form and substituting new paragraphs of Article III in the following form:

         (A) This corporation is authorized to issue 75,000,000 shares of its capital stock, which will be divided into two classes known as "Common Stock" and "Preferred Stock."

         (B) The total number of shares of Common Stock which this corporation is authorized to issue is 70,000,000, and the total number of shares of Preferred Stock which this corporation is authorized to issue is 5,000,000.

Voting

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the proposed amendment. If the amendment is not approved by the shareholders, Adept's Restated Articles of Incorporation, which currently authorize the issuance of 25,000,000 shares of common stock, will continue in effect. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the effect of a vote against the proposal. Broker non-votes will not be counted for purposes of determining the total number of votes cast with respect to the proposal.

         The board recommends a vote "FOR" the amendment of Adept's Restated Articles of Incorporation to increase authorized shares from 30,000,000 to 75,000,000.

                                  PROPOSAL FOUR

                 AMENDMENT TO 1998 EMPLOYEE STOCK PURCHASE PLAN

            At the annual meeting, the shareholders are being asked to approve an amendment to Adept's 1998 Employee Stock Purchase Plan, referred to as the 1998 Purchase Plan, amending the annual increase in the number of shares of common stock reserved for issuance under the 1998 Purchase Plan, beginning on July 1, 2001, to an amount equal to the lesser of (i) 600,000 shares, (ii) 3% of the common stock outstanding as of the last day of the prior fiscal year or
(iii) a lesser amount as may be determined by the board of directors.

            The 1998 Purchase Plan contains an automatic annual share reserve increase mechanism designed to reduce the likelihood that the 1998 Purchase Plan will have an insufficient share reserve. Specifically, the 1998 Purchase Plan provides for an initial share reserve of 600,000 shares with an annual automatic increase, beginning July 1, 1999, in an amount equal to the lesser of (i) 300,000 shares, (ii) 3% of the outstanding shares of Adept's capital stock on the last day of the prior fiscal year or (iii) a lesser amount as determined by Adept's board of directors. Share thresholds for annual increases were established based on Adept's forecast at the time of adoption of the 1998 Purchase Plan for share requirements under the 1998 Purchase Plan.

            The board of directors has revised the forecast for share requirements under the 1998 Purchase Plan, approved amendment of the 1998 Purchase Plan as specified to reflect the revised forecast for the share requirements on May 11, 2000, and recommends the amendment of the 1998 Purchase Plan to the shareholders for approval at the annual meeting. As amended, the share reserve under the 1998 Purchase Plan cannot be increased by more than 600,000 shares in any given year, which represents Adept's current estimates of its maximum annual share requirements. In addition, the board of directors retains the discretion to fix the annual increase at a lesser number of shares than otherwise established under the amended 1998 Purchase Plan, if it determines, at the time of the increase and based on forecasts then available to Adept, that the increase established under the amended 1998 Purchase Plan would be unnecessary.

Purposes of the 1998 Purchase Plan

            The 1998 Purchase Plan is intended to provide employees of Adept and its designated subsidiaries with an opportunity to purchase Adept's common stock through accumulated payroll deductions. Adept believes that stock ownership is one of the most effective methods of attracting and retaining key personnel responsible for the continued development and growth of Adept's business. The shortage of qualified technical and management personnel is particularly acute in Silicon Valley, where Adept's primary development and operational activities are located. Attractive employee stock incentives, including employee stock purchase plans, are considered by employees to be an important element of an employer's compensation package and by employers, including Adept, to be a competitive necessity.

Vote Required

            The affirmative vote of a majority of the votes cast will be required to approve the amendment of the 1998 Purchase Plan. For the purposes of this proposal, "votes cast" is defined to be the shares of Adept's common stock represented and voting at the annual meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the record date. Votes that are cast against the proposal will be counted for purposes of determining both the presence or absence of a quorum and the total number of votes cast with respect to the proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the effect of a vote against the proposal. Broker non-votes will not be counted for purposes of determining the total number of votes cast with respect to the proposal.

            The board recommends a vote "FOR" approval of the amendment to the 1998 Purchase Plan.

            The principal terms of the 1998 Purchase Plan are summarized as follows:

General

            The purpose of the 1998 Purchase Plan is to provide employees with an opportunity to purchase common stock of Adept through payroll deductions.

Administration

            The 1998 Purchase Plan may be administered by the board of directors or a committee appointed by the board of directors. All questions of interpretation or application of the 1998 Purchase Plan are determined by the board of directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

Eligibility

            Each employee of Adept including officers, whose customary employment with Adept is at least 20 hours per week and more than two months in any calendar year, is eligible to participate in an offering period, as defined below; provided, however, that no employee will be granted an option under the 1998 Purchase Plan (i) to the extent that, immediately after the grant, the employee would own 5% of either the voting power or value of Adept's stock, or
(ii) to the extent that his or her rights to purchase stock under all Adept employee stock purchase plans accrues at a rate more than $25,000 worth of stock for each calendar year, determined at the fair market value of the shares at the time of the option grant. Eligible employees become participants in the 1998 Purchase Plan by filing with Adept a subscription agreement authorizing payroll deductions before the beginning of each offering period unless a later time for filing the subscription agreement has been set by the board.

Participation in an Offering

            As amended by the board of directors on May 11, 2000 the 1998 Purchase Plan is implemented by consecutive overlapping offering periods lasting for 24 months, referred to as an offering period, with a new offering period commencing on May 1 and November 1 of each year. Common stock may be purchased under the 1998 Purchase Plan every six months, referred to as a purchase period, unless the participant withdraws or terminates employment earlier. To the extent that the fair market value of the common stock on any exercise date in an offering period is lower than the fair market value of the common stock on the first day of the offering period, then all participants in the offering period will be automatically withdrawn from the offering period immediately after the exercise of their options on the exercise date and automatically re-enrolled in the immediately following offering period as of its first day. The board of directors may change the duration of the purchase period or the length or date of commencement of an offering period. To participate in the 1998 Purchase Plan, each eligible employee must authorize payroll deductions under the 1998 Purchase Plan. No payroll deduction may exceed 15% of a participant's compensation. Compensation includes base straight-time gross earnings, sales commissions and payments for overtime. Once an employee becomes a participant in the 1998 Purchase Plan, the employee will automatically participate in each successive offering period until the employee withdraws from the 1998 Purchase Plan or the employee's employment with Adept terminates. At the beginning of each offering period, each participant is automatically granted options to purchase shares of Adept's common stock. The option expires at the end of the purchase period or upon termination of employment, whichever is earlier, but is exercised at the end of each purchase period to the extent of the payroll deductions accumulated during the purchase period. The number of shares subject to an option may not exceed 3,000 shares of Adept's common stock in each purchase period.

Purchase Price, Shares Purchased

            Shares of common stock may be purchased under the 1998 Purchase Plan at a price not less than 85% of the lesser of the fair market value of the common stock on (i) the first day of the offering period or (ii) the last day of purchase period. The "fair market value" of the common stock on any relevant date will be the closing price per share as reported on The Nasdaq Stock Market, or the mean of the closing bid and asked prices, if no sales were reported, as quoted on Nasdaq or reported in The Wall Street Journal. The number of shares of common stock a participant purchases in each purchase period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that purchase period by the purchase price. To the extent permitted by any applicable law or stock exchange rules, if the fair market value on the last date of any purchase period is lower than the fair market value on the first day of the offering period, then all participants in the offering period then open will be automatically withdrawn from the offering period immediately after the purchase on that date and automatically re-enrolled in the immediately following offering period.

Termination of Employment

            Termination of a participant's employment for any reason, including disability or death, or the failure of the participant to remain in continuous employment by Adept for at least 20 hours per week, cancels his or her option and participation in the 1998 Purchase Plan immediately. In this event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the persons entitled to the participant's account as provided in the 1998 Purchase Plan.

Adjustment Upon Change in Capitalization

            In the event that the stock of Adept is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of Adept effected without the receipt of consideration, appropriate proportional adjustments will be made in the number and class of shares of stock subject to the 1998 Purchase Plan, the number and class of shares of stock subject to options outstanding under the 1998 Purchase Plan and the exercise price of any such outstanding options. Any such adjustment will be made by the board of directors, whose determination will be conclusive.

Dissolution or Liquidation

            In the event of a proposed dissolution or liquidation, the offering period then in progress will be shortened and a new exercise date will be set.

Merger or Asset Sale

            In the event of a merger of Adept with or into another corporation or a sale of substantially all of Adept's assets, each outstanding option may be assumed or substituted by the successor corporation. If the successor corporation refuses to assume or substitute the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

Amendment and Termination of the Plan

            The board of directors may at any time terminate or amend the 1998 Purchase Plan. An offering period may be terminated by the board of directors at the end of any purchase period if the board determines that termination of the 1998 Purchase Plan is in the best interests of Adept and its shareholders. Notwithstanding anything to the contrary in the 1998 Purchase Plan, the board of directors may in its sole discretion amend the 1998 Purchase Plan to the extent necessary and desirable to avoid unfavorable financial accounting consequences by altering the purchase price for any offering period, shortening any offering period or allocating remaining shares among the participants. No amendment will be effective unless it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting if the amendment would require shareholder approval in order to comply with Section 423 of the Internal Revenue Code of 1986, as amended. The 1998 Purchase Plan will terminate in September 2008.

Withdrawal

            Generally, a participant may withdraw from an offering period at any time without affecting his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

Federal Tax Information for 1998 Purchase Plan

         The following is a brief description of the federal income tax treatment that will generally apply to a participant's purchase of shares under the 1998 Purchase Plan, based on federal income tax laws in effect on the date of this proxy statement. This summary does not provide information with respect to estate, inheritance, state or local tax laws, or with respect to laws of countries other than the United States. Participants should not rely on this discussion for individual tax advice, as each participant's situation and the tax consequences of purchasing and disposing of shares of common stock will vary depending upon the specific facts and circumstances involved.

         In general, for federal income tax purposes, a participant will not recognize taxable income by reason of participating in the 1998 Purchase Plan. However, funds deducted from a participant's compensation in order to acquire stock under the 1998 Purchase Plan are included in the participant's income for federal income tax purposes, and will be subject to applicable withholding and reporting requirements.

         If a participant sells common stock acquired under the 1998 Purchase Plan either within two years after the first day of the Offering Period applicable to that common stock or within one year after the common stock is acquired, the participant will recognize ordinary income in the year of the disposition equal to the excess of the fair market value of that common stock on the date such shares are acquired over the amount paid by the participant under the 1998 Purchase Plan for the common stock sold. This ordinary income will be added to the participant's basis of the common stock sold. The participant will recognize capital gain or loss (long-term or short-term depending on the participant's holding period) equal to the difference between the amount realized on the sale and the participant's basis in the common stock sold.

         If the participant disposes of the common stock acquired under the 1998 Purchase Plan more than two years after the first day of the Offering Period applicable to that common stock and more than one year after the common stock is acquired, or if the participant dies holding common stock acquired under the 1998 Purchase Plan, the participant will recognize ordinary income at the time of the disposition or death equal to the lesser of (i) the fair market value of the common stock at the time of the disposition or death over the amount paid by the participant under the 1998 Purchase Plan for the common stock, or (ii) 15% of the fair market value of the common stock on the first day of the Offering Period applicable to that common stock. This ordinary income amount will be added to the participant's basis in the common stock for purposes of determining gain or loss upon a sale of that stock. Any additional gain or loss on the sale of common stock held for more than two years will be long-term capital gain or loss.

         Generally, Adept will be required to withhold applicable taxes for any ordinary income recognized by an employee in connection with the purchase or disposition of shares of common stock acquired under the 1998 Purchase Plan. The employee may be required to pay the withholding taxes to Adept or make other provisions satisfactory to Adept for the payment of the withholding taxes in connection with common stock acquired under the 1998 Purchase Plan.

         Adept is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent that ordinary income is recognized by participants upon a sale or disposition of shares before the expiration of the holding periods described above.

         The preceding discussion is intended merely as a general presentation of United States federal income tax consequences. As to the specific tax consequences to particular participants, participants should consult their tax advisor.

Participation in the 1998 Purchase Plan

            Participation in the 1998 Purchase Plan is voluntary and depends on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the 1998 Purchase Plan are not determinable. Nonemployee directors are not eligible to participate in the 1998 Purchase Plan.

            The following table sets forth certain information  regarding shares purchased  during the fiscal year ended June 30, 2000 by: each of the  executive officers or former executive officers named in the Summary  Compensation  Table, all  current  executive  officers  as a  group,  and  all  other  employees  who participated in the 1998 Purchase Plan as a group:

  Name of Individual or Identity of           Number of Shares Purchased                  Dollar Value ($)
  ----------------------------------          --------------------------                  ----------------
          Group and Position
          ------------------
Brian R. Carlisle,                                       3,903                                 41,561
   Chairman of the Board and
   Chief Executive Officer.............
Charles S. Duncheon,                                     1,775                                 14,114
   Former Senior Vice President,
   Marketing and Sales.................
Bruce E. Shimano,                                        2,717                                 25,680
   Vice President, Research and
   Development, Secretary and
   Director............................
Richard J. Casler,                                        --                                     --
   Vice President, Standard Platform
   Engineering.........................
Marcy R. Alstott,                                        2,164                                 20,274
   Vice President, Operations..........
All Current Executive Officers as a                      8,784                                 87,515
   group (5 Persons)...................
All Other Employees as a                               200,118                              1,885,254
group..................................

            The board recommends a vote "FOR" approval of the amendment to the 1998 Purchase Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of common stock of Adept as of the record date as to:

               o each person who is known by Adept to own beneficially more than 5% of the outstanding shares of common stock,

               o  each director,

               o each of the executive officers or former executive officers named in the Summary Compensation Table below, and

               o  all directors and executive officers as a group.


                                                                               Common
                                                                               Stock                 Approximate
                     Five Percent Shareholders,                             Beneficially             Percentage
              Directors and Certain Executive Officers                         Owned                  Owned (1)
              ----------------------------------------                         -----                  --------
Kopp Investment Advisors Inc.(2) .................................          2,670,470                     24.7%
   7701 France Avenue South, Suite 500
   Edina, Minnesota 55435
Dimensional Fund Advisors, Inc. (3) ..............................            660,800                      6.1
   1299 Ocean Ave., 11th Floor
   Santa Monica, California 90401
Brian R. Carlisle (4) ............................................            400,284                      3.7
Bruce E. Shimano (5) .............................................            351,797                      3.3
John E. Pomeroy (6) ..............................................             26,748                      *
Cary R. Mock (7) .................................................             21,748                      *
Michael P. Kelly (8) .............................................             17,061                      *
Ronald E. F. Codd (9) ............................................              9,186                      *
Charles S. Duncheon (10) .........................................            183,893                      1.7
Richard J. Casler, Jr. (11) ......................................             40,456                      *
Marcy R. Alstott (12) ............................................             26,427                      *
All directors and executive officers as a group                                                            *
   (10 persons) (13) .............................................          1,077,600                      10%

----------
* Less than 1%

(1) Applicable percentage ownership is based on 10,802,347 shares of common stock outstanding as of the record date together with applicable options for the shareholder. Beneficial ownership is determined according to with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after the record date are deemed outstanding for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage of any other person.

(2) Reflects ownership as reported on Amendment No. 7 to Schedule 13D dated May 18, 2000 filed with the Commission by Kopp Investment Advisors, Inc., or KIA. As set forth in KIA's filing, represents shares beneficially owned by (i) KIA, a registered investment advisor, (ii) Kopp Holding Company, (iii) Kopp Emerging Growth Fund, a registered investment company, and (iv) LeRoy C. Kopp individually and through his ownership of a controlling interest in KIA and his control over Kopp Holdings and Kopp Funds. KIA beneficially owns 2,320,470 shares of Adept's common stock, has sole voting power over 1,006,000 shares, sole dispositive power over 780,000 shares and shared dispositive power over 1,540,470 shares. Kopp Holdings beneficially owns 2,320,470 shares of Adept's common stock. Kopp Emerging Growth Fund beneficially owns
         640,000 shares of Adept's common stock. Mr. Kopp has beneficial ownership of 2,670,470 shares of Adept's common stock and sole voting and dispositive power over 350,000 shares of Adept's common stock.


                                       17


(3) Reflects ownership as reported on the Schedule 13G dated February 3, 2000 filed with the Commission by Dimensional Fund Advisors, Inc., a registered investment advisor. Dimensional beneficially owns and has sole voting and dispositive power over 660,800 shares of Adept's common stock.

(4) Includes 118,748 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Carlisle is Chairman of the Board and Chief Executive Officer of Adept.

(5) Includes 84,995 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date and 25,000 shares held by Mr. Shimano as custodian for his children under the California Uniform Transfers to Minors Act. Mr. Shimano is Vice President, Research and Development, Secretary and a director of Adept.

(6) Includes 21,748 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Pomeroy is a director of Adept.

(7) Includes 21,748 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Mock is a director of Adept.

(8) Includes 17,061 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Kelly is a director of Adept.

(9) Includes 4,186 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Codd is a director of Adept.

(10)     Includes  20,264  shares of common  stock  which may be  acquired  upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date and 2,000 shares held by Mr. Duncheon's spouse. Mr. Duncheon was Senior Vice President, Marketing and Sales, of Adept until May 2000.

(11) Includes 30,206 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Casler is Adept's Vice President, Standard Platform Engineering.

(12) Includes 22,185 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Ms. Alstott is Adept's Vice President, Operations.

(13) Includes 349,141 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

         The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of Adept and the other four most highly compensated executive officers and a former executive officer of Adept for services rendered in all capacities to Adept for the fiscal year ended June 30, 2000.

                                          SUMMARY COMPENSATION TABLE
                                                                                Long-Term
                                                                              Compensation
                                                                            -----------------
                                                                                 Awards
                                                    Annual Compensation(1)  -----------------
                                                    ---------------------      Number of
                                                                               Securities
                                          Fiscal                               Underlying         All Other
      Name and Principal Position          Year     Salary      Bonus(2)         Options        Compensation $
      ---------------------------         ------    ------      --------       ----------       --------------
Brian R. Carlisle...................      2000     $312,440    $  --             25,000            14,314 (5)
   Chairman of the Board and Chief        1999      275,267       --             25,000            12,580 (6)
   Executive Officer                      1998      262,117     31,000           25,000            12,377 (7)

Charles S. Duncheon ................      2000      205,379     36,410               --            11,366 (5)
   Former Senior Vice President,          1999      191,049     61,448          120,000 (4)        11,787 (6)
   Marketing                              1998      186,439     59,437           20,000            12,468 (7)
   and Sales

Bruce E. Shimano ...................      2000      210,527       --             20,000            12,247 (5)
   Vice President, Research and           1999      183,033                      20,000            10,899 (6)
   Development, Secretary and Director    1998      178,555     13,000           20,000            11,488 (7)

Richard J. Casler ..................      2000      179,479       --             10,000            11,119 (5)
   Vice President, Standard Platform      1999      161,894       --             35,000 (4)        10,541 (6)
   Engineering                            1998      159,744     18,053           10,000            10,245 (7)


Marcy R. Alstott (3)................      2000      165,610       --             15,000            69,886 (5)
   Vice President, Operations             1999      148,023       --             50,000 (4)        80,631 (6)
                                          1998       40,385     25,000           40,000            35,991 (7)

----------

(1) Other than salary, bonus and all other compensation described in this table, Adept did not pay the persons named in the Summary Compensation Table any compensation, including incidental personal benefits that in the aggregate constituted an excess of 10% of the executive officer's salary.

(2) Bonus compensation for fiscal 1998 consisted in part of bonuses earned in fiscal 1998 but paid in fiscal 1999 of $31,000 for Mr. Carlisle, $13,000 for Mr. Shimano and $18,053 for Mr. Casler. Bonus compensation for Mr. Duncheon consists of (i) $36,410 in commission income earned in fiscal 2000 and to be paid in fiscal 2001, (ii) $27,456 in commission income earned in fiscal 1999 and paid in fiscal 2000, (iii) $33,992 in commission income earned and paid in fiscal 1999 and (iv) $59,437 in commission income earned in fiscal 1998 and paid in fiscal 1999.

(3)      Ms. Alstott joined Adept in March 1998.

(4) Option grant figure includes options to purchase an aggregate of 20,000, 10,000 and 30,000 shares of common stock granted to Mr. Duncheon, Mr. Casler and Ms. Alstott in connection with Adept's option repricing program in exchange for equivalent options that had a higher exercise price that were cancelled.

(5) Other compensation for fiscal 2000 consists of (i) group term life excess premiums of $616 for Mr. Carlisle, $399 for Mr. Duncheon, $419 for Mr. Shimano, $349 for Mr. Casler and $323 for Ms. Alstott; (ii) automobile allowance of $10,736 for Mr. Carlisle, $8,736 for Mr. Duncheon, $8,736 for Mr. Shimano, $9,782 for Mr. Casler and $8,736 for Ms. Alstott; (iii) supplemental life insurance premiums of $1,962 for Mr. Carlisle, $1,231 for Mr. Duncheon, $2,092 for Mr. Shimano, $988 for Mr. Casler and $564 for Ms. Alstott; (iv) matching contributions of $1,000 by Adept under its 401(k) Plan for each of Messrs. Carlisle, Duncheon and Shimano and for Ms. Alstott; and (v) loan forgiveness of $59,263 for Ms. Alstott per the terms of her April 1998 promissory note to Adept.


                                       19


(6) Other compensation for fiscal 1999 consists of (i) group term life excess premiums of $534 for Mr. Carlisle, $366 for Mr. Duncheon, $351 for Mr. Shimano, $313 for Mr. Casler and $292 for Ms. Alstott; (ii) automobile allowance of $9,784 for Mr. Carlisle, $9,768 for Mr. Duncheon, $8,736 for Mr. Shimano, $9,268 for Mr. Casler and $9,055 for Ms. Alstott: (iii) supplemental life insurance premiums of $1,762 for Mr. Carlisle, $1,153 for Mr. Duncheon, $1,302 for Mr. Shimano, $960 for Mr. Casler and $538 for Ms. Alstott; (iv) matching contributions of $500 by Adept under its 401(k) Plan for each of Messrs. Carlisle, Duncheon, Shimano and for Ms. Alstott; and (v) loan forgiveness of $70,477 for Ms. Alstott per the terms of her April 1998 promissory note to Adept.

(7) Other compensation for fiscal 1998 consisted of (i) group term life excess premiums of $1,008 for Mr. Carlisle, $1,116 for Mr. Duncheon, $686 for Mr. Shimano, $601 for Mr. Casler and $118 for Ms. Alstott;
         (ii) automobile allowances for $8,736 for Mr. Carlisle, $9,638 for Mr. Duncheon, $8,736 for Mr. Shimano, $8,736 for Mr. Casler and $2,352 for Ms. Alstott; (iii) supplemental life insurance premiums of $1,633 for Mr. Carlisle, $714 for Mr. Duncheon, $1,066 for Mr. Shimano, $909 for Mr. Casler and $192 for Ms. Alstott; (iv) matching contributions of $1,000 by Adept under its 401(k) Plan for each of Messrs. Carlisle, Duncheon and Shimano and $269 for Ms. Alstott: and (v) relocation assistance of $33,060 for Ms. Alstott.

                        OPTION GRANTS IN FISCAL YEAR 2000

         The following table sets forth certain information regarding the grant of stock options to the persons named in the Summary Compensation Table during the fiscal year ended June 30, 2000.
                                                       Individual Grants

                                ----------------------------------------------------------------    Potential Realizable Value
                                                                                                    at Assumed Annual Rates of
                                   Number of     Percentage of                                       Stock Price Appreciation
                                  Securities     Total Options                                          for Option Term (1)
                                  Underlying       Granted to                                       --------------------------
                                Option Granted    Employees in     Exercise Price       Expiration
            Name                      (2)         Fiscal Year       Per Share (3)          Date          5%           10%
            ----                ----------------------------------------------------------------------------------------------
Brian R. Carlisle........          25,000               3.0%           $7.00       08/13/09         $110,065         $278,905

Charles S. Duncheon  ....              --               --              --         --                     --               --

Bruce E. Shimano ........          20,000               2.4%            7.00       08/13/09           88,045          223,124

Richard J. Casler, Jr. ..          10,000               1.2%            7.00       08/13/09           44,023          111,562

Marcy R. Alstott ........          15,000               1.8%            7.00       08/13/09           66,034          167,343

--------------

(1) Potential realizable value is based on the assumption that the common stock of Adept appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect Adept's estimates of future stock price growth.

(2) Each of the options becomes exercisable as to 1/48th of the option shares each month with full vesting occurring on the fourth anniversary of the date of grant.

(3) Options were granted at an exercise price equal to the fair market value of Adept's common stock on the date of grant. Exercise price may be paid in cash, promissory note, by delivery of already-owned shares subject to certain conditions, or by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to Adept, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information regarding the exercise of options in the last fiscal year by the persons named in the Summary
Compensation Table and the value of options held by these individuals as of June
30, 2000.

                                                          Number of Shares Underlying
                             Shares                     Unexercised Options at June 30,  Value of Unexercised In-the-Money
                           Acquired on      Value                     2000                Options at June 30, 2000($)(1)
          Name              Exercised    Realized (2)     Exercisable     Unexercisable    Exercisable     Unexercisable
          ----              ---------    ------------     -----------     -------------    -----------     -------------
Charles S. Duncheon ....       1,250      $2,000          88,462           81,538           3,596,518          3,383,482
Richard J. Casler, Jr. .       6,250      62,109          24,998           30,002           1,010,075          1,220,550
Marcy R. Alstott ........      5,000      48,281          15,416           44,584             701,971          1,825,529

----------

(1) Market value of Adept's common stock at June 30, 2000 minus the exercise price.

(2) Market value of Adept's common stock at the exercise date minus the exercise price.

Employment Contracts and Change-In-Control Arrangements

         Adept currently has no employment contracts with any of the executive officers listed in the Summary Compensation Table, and no compensatory plan or arrangement with the executive officers that are activated upon resignation, termination or retirement of any executive officer upon a change in control of Adept.

Compensation of Directors

         No director currently receives any cash compensation for attendance at board or committee meetings, except that directors will be reimbursed for travel and lodging expenses incurred in attending board and committee meetings. Adept's 1995 Director Option Plan provides that options will be granted to non-employee directors of Adept under an automatic nondiscretionary grant mechanism. Upon joining the board of directors, each new non-employee director is granted an option automatically. Each non-employee director is granted an option to purchase 3,000 shares of common stock annually for so long as the individual remains a member of the board. Messrs. Codd, Kelly, Mock and Pomeroy each received an annual grant of an option to purchase 3,000 shares of Adept's common stock on February 3, 2000 at an exercise price of $9.938 per share. All the options were granted at the fair market value of the common stock on the date of grant. The initial grants to non-employee directors vest at a rate of 25% on the first anniversary date of grant and at a rate of 1/48th of the shares per month thereafter, and the annual grants become exercisable at a rate of 1/48th of the shares subject to the options on the monthly anniversary of the date of grant. Directors are also eligible to participate in the 1993 Stock Plan.

Compensation Committee Interlocks and Insider Participation

         In fiscal 2000, the Compensation Committee consisted of Messrs. Mock and Pomeroy. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members.

Report of Compensation Committee of the Board of Directors

         This Report of the Compensation Committee will not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange
Commission, nor will such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Adept specifically incorporates this information by reference into such filing.

         The following is the Report of the Compensation Committee describing the compensation policies and rationales applicable to Adept's executive officers with respect to the compensation paid to our executive officers for the fiscal year ended June 30, 2000.

         General. The responsibilities of the Compensation Committee are to administer Adept's various incentive plans, including the 1995 Director Option Plan and 1993 Stock Plan, collectively referred to as the Equity Plans, and to set compensation policies applicable to Adept's executive officers. The Committee's fundamental policy is to offer Adept's executive officers competitive compensation opportunities based upon overall Company performance, the individual contribution of officers to the financial success of Adept and market rates of compensation at similarly situated technology companies. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon Adept's performance, as well as upon the officer's own level of performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary, which is established primarily on the basis of individual performance and market considerations, (ii) annual variable performance awards payable in cash and tied to Adept's achievement of financial performance goals and the executive's contribution, and
(iii) long-term stock-based incentive awards that are intended to strengthen the mutuality of interests between the executive officers and the shareholders.

         Base Salary. Individual salaries are determined based on individual experience, performance and breadth of responsibility within Adept. The Compensation Committee reviews these factors for each executive officer each year. In addition, the Compensation Committee considers executive officers' salaries for relative competitiveness with similarly-situated companies.

         Commissions and Bonuses. Incentive cash compensation for Charles S. Duncheon, Adept's former Senior Vice President of Marketing and Sales, consisted of commission income. Mr. Duncheon received $27,456 in fiscal 2000 for commissions earned in fiscal 1999 and will receive $36,410 in fiscal 2001 for commissions earned in fiscal 2000. The Compensation Committee sets new goals for each executive and Adept as a whole each fiscal year on the basis of past performance and objectives for the next fiscal year.

         Equity Plans. The Equity Plans are long-term incentive plans for employees and Directors. These plans are intended to align shareholder and employee interests by creating a direct link between long-term rewards and the value of Adept's shares. The Compensation Committee believes that long-term stock ownership by executive officers and employees is an important factor in retaining valued employees and in achieving growth in share value. The options utilize vesting periods that encourage employees to continue in the employ of Adept. Because the value of an option bears a direct relationship to Adept's stock price, the Compensation Committee believes that options motivate executive officers and employees to manage Adept in a manner which will benefit all shareholders.

         The Equity Plans authorize the Compensation Committee to award stock options to employees at any time. The exercise price per share of each stock option is generally equal to the prevailing market value of a share of Adept's common stock on the date the option is granted. The size of stock option grants is determined by a number of factors, including comparable grants to executive officers and employees of similarly situated companies, as well as the executive officer's relative position and responsibilities with Adept, the individual performance of the executive officer over the previous fiscal year, the anticipated contribution of the executive officer to the attainment of Adept's long-term strategic performance goals, and the dilutive effect of the option grant. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy.

         CEO Compensation. The compensation of Mr. Carlisle consists of base salary, bonuses and stock options. The board of directors periodically reviews Mr. Carlisle's base salary and bonus and revises his compensation based on the board's overall evaluation of his performance toward the achievement of Adept's financial, strategic and other goals, with consideration given to his length of service and to competitive chief executive officer compensation information. In fiscal 2000, Mr. Carlisle earned a base salary of $312,440 as set by the Committee. Mr. Carlisle was granted stock options to purchase 25,000 shares of common stock at an exercise price of $7.00 per share in fiscal 2000. The Committee granted Mr. Carlisle the option to purchase these shares following consideration of Mr. Carlisle's unvested option position and the number and dollar value of the options granted relative to industry norms for chief executive officers of similarly situated companies.

         Section 162(m)

         The board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to Adept's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers named in the proxy statement, unless the compensation is performance-based. Adept has adopted a policy that, where reasonably practicable, Adept will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

                                                     Respectfully submitted,


                                                     The Compensation Committee:
                                                     Cary R. Mock
                                                     John E. Pomeroy


                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
            ADEPT TECHNOLOGY, INC., THE NASDAQ STOCK MARKET-US INDEX
                                AND A PEER GROUP

         The stock price performance graph set forth below under the caption "Performance Graph" will not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor will this information be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Adept specifically incorporates this information by reference into any filings.

Performance Graph

         The following  descriptive data is supplied in accordance with Rule 304
(d) of Regulation S-T:
                                              06/30/96        06/30/97        06/30/98      06/30/99       06/30/00
                                              --------        --------        --------      --------       --------
Adept Technology, Inc.                         $147             $92              $80          $103           $492
The Nasdaq Stock Market (U.S.) Index           $116            $141             $185          $267           $394
Peer Group                                      $81            $124              $83          $142           $238

         This graph assumes that $100 was invested on December 15, 1995 in Adept's common stock and in The Nasdaq Stock Market U.S. Index and in a Peer Group Index, comprised of 14 companies in the robotics and vision systems industries, and that all dividends were reinvested.

                                [OBJECT OMITTED]


No dividends have been declared or paid on Adept's common stock. Adept intends to retain future earnings, if any, to fund its business and does not anticipate paying any cash dividends in the foreseeable future. Shareholder returns over the period indicated should not be considered indicative of future shareholder returns.

Certain Transactions

         Universal Instruments, a subsidiary of Dover Technologies, bought $319,929 worth of linear modules and controls from Adept in fiscal 2000. Mr. Pomeroy, a director of Adept, is the president and chief executive officer of Dover Technologies.

         On April 27, 1998, Adept loaned Marcy Alstott the sum of $300,000 under a promissory note due and payable within 180 days if Ms. Alstott terminates her employment with Adept before March 23, 2002. The interest rate on the note was initially set at 5.64% per annum and thereafter each May 1 and November 1 at the applicable federal short-term rate. Except under specified conditions, Adept will forgive the loan at a rate of 10% per year beginning on March 23, 1999.

         All future transactions, including loans, between Adept and its officers, directors, principal shareholders and their affiliates will be approved by the compensation committee of the board of directors, which consists of independent and disinterested outside directors.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires Adept's executive officers and directors, and persons who own more than ten percent of a registered class of Adept's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National
Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by Commission regulation to furnish Adept with copies of all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons, Adept believes that during fiscal 2000 all executive officers and directors of Adept complied with all applicable filing requirements.

                                  OTHER MATTERS

         Adept knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend. See "Deadline for Receipt of Shareholder Proposals for 2001 Annual Meeting."

                        ADJOURNMENT OF THE ANNUAL MEETING

         In the event that there are not sufficient votes to approve any proposal incorporated in this proxy statement at the time of the annual meeting, the proposal could not be approved unless the annual meeting were adjourned in order to permit further solicitation of proxies from holders of Adept's common stock. Proxies that are being solicited by Adept's board grant discretionary authority to vote for any adjournment, if necessary. If it is necessary to adjourn the annual meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of the time and place at the annual meeting. A majority of the shares represented and voting at the annual meeting is required to approve the adjournment, regardless of whether there is a quorum present at the annual meeting.

                                                     THE BOARD OF DIRECTORS

Dated: October 2, 2000

                                   APPENDIX A

                              ADEPT TECHNOLOGY, INC

                                 1993 STOCK PLAN
                        (as amended through August 2000)

         1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (f) "Common Stock" means the common stock of the Company.

                  (g) "Company" means Adept Technology, Inc., a California corporation.

                  (h) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

                  (i) "Continuous Status as an Employee, Director or Consultant" means that the employment relationship, directorship or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                  (j) "Director" means a member of the Board.

                  (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
                  stock exchange or a national market system including without limitation The Nasdaq Stock Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable:

                           (ii) If the  Common  Stock is  regularly  quoted by a
                  recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (iii) In the absence of an established market for the
                  Common   Stock,   the  Fair  Market  Value  thereof  shall  be
                  determined in good faith by the Administrator.

                  (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (p) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

                  (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (r) "Option" means a stock option granted pursuant to the Plan.

                  (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (t) "Optioned Stock" means the Common Stock subject to an Option.

                  (u) "Optionee" means an Employee, Director or Consultant who receives an Option.

                  (v) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424 (e) of the Code.

                  (w) "Plan" means this 1993 Stock Plan.

                  (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (y) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

                  (z) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424 (f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 4,462,500. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.  Administration of the Plan.

                  (a) Procedure.

                           (i) Multiple  Administrative  Bodies. The Plan may be
                  administered by different Committees with respect to different groups of Employees, Directors and Consultants.

                           (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162 (m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162 (m) of the Code.

                           (iii) Rule 16b-3. To the extent  desirable to qualify
                  transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv) Other  Administration.  Other  than as  provided
                  above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

                           (i) to determine  the Fair Market Value of the Common
                  Stock, in accordance with Section 2(1) of the Plan;

                           (ii)  to  select   the   Employees,   Directors   and
                  Consultants to whom options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
                  are granted hereunder;

                           (iv) to  determine  the  number  of  Shares of Common
                  Stock to be covered by each such award granted hereunder;

                           (v) to approve  forms of agreement  for use under the
                  Plan;

                           (vi) to  determine  the  terms  and  conditions,  not
                  inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), and any restriction or limitation regarding any Option or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vii) to reduce the  exercise  price of any Option to
                  the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                           (viii) to  construe  and  interpret  the terms of the
                  Plan and awards granted pursuant to the Plan;

                           (ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

                           (x) to  modify  or  amend  each  Option  (subject  to
                  Section 13 (b) of the Plan);

                           (xi) to allow  Optionees to satisfy  withholding  tax
                  obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                           (xii) to authorize any person to execute on behalf of
                  the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                           (xiii)  to  determine  the  terms  and   restrictions
                  applicable to Options; and

                           (xiv)  to  make  all  other   determinations   deemed
                  necessary or advisable for administering the Plan.

                  (c)  Effect  of  Administrator's   Decision.   All  decisions,
         determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any options.

         5.  Eligibility.

                  (a) Nonstatutory Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of Optionee's employment relationship, directorship or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment relationship, directorship or consulting relationship at any time, with or without cause.

                  (e) The following limitations shall apply to grants of Options to Employees:

                           (i) No Employee shall be granted,  in any fiscal year
                  of the Company, Options to purchase more than 200,000 Shares, provided, however, that in connection with his or her initial employment, an Employee may be granted Options to purchase up to 400,000 Shares. To the extent such a new Employee is granted options to purchase more than 200,000 shares, he or she shall not be entitled to additional grants during such fiscal year.

                           (ii) The  foregoing  limitations  shall  be  adjusted
                  proportionately in connection with any change in the Company's capitalization as described in Section 11.

                           (iii) If an option is  cancelled  in the same  fiscal
                  year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limits set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

         8. Option Exercise Price and Consideration.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
                           of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)  granted to any  Employee  other than an
                           Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory  Stock Option, the
                  per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162 (m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                  (b) At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

                  (c) The consideration to be paid for the Shares to be issued upon exercise of an option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Continuous Status as an Employee, Director or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant with the Company, such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee.  Notwithstanding the provisions of
         Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of the death of an Optionee, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by willll or by the laws of descent or distribution and may be exercised, during the lifetime of the
Optionee, only by the Optionee. If the Administrator makes an option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

         11. Adjustments Upon Changes in Capitalization; Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board shall have the discretion either
         (i) to permit each Optionee to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable or (ii) to terminate the Option with respect to unvested Shares. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or asset sale, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or asset sale, the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or asset sale was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or asset sale.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

                                   APPENDIX B

                             ADEPT TECHNOLOGY, INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN
                        (as amended through August 2000)

         The following constitute the provisions of the 1998 Employee Stock Purchase Plan of Adept Technology, Inc.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.  Definitions.

             (a) "Board" shall mean the Board of Directors of the Company.

             (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

             (c) "Common Stock" shall mean the common stock of the Company.

             (d) "Company" shall mean Adept Technology, Inc. and any Designated Subsidiary of the Company.

             (e)  "Compensation"   shall  mean  all  base  straight  time  gross
earnings, commissions, and payments for overtime.

             (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

             (g) "Employee" shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than two (2) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

             (h) "Enrollment Date" shall mean the first Trading Day of each Offering Period.

             (i) "Exercise Date" shall mean the last Trading Day of each Purchase Period.

             (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                    (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Stock Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                    (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                    (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

             (k) "Offering Period" shall mean, commencing May 1, 2001, the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the period ending twenty-four (24) months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after November 6, 1998, and ending on the last Trading Day on or before October 31, 1999. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

             (l) "Plan" shall mean this 1998 Employee Stock Purchase Plan.

             (m) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date; provided, however, that the first Purchase Period under the Plan shall commence with the first Trading Day on or after November 6, 1998, and shall end on the last Trading Day on or before April 30, 1999.

             (n) "Purchase Price" shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

             (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

             (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

             (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

         3. Eligibility.

             (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

             (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after November 6, 1998, and ending on the last Trading Day on or before October 31, 1999. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5. Participation.

             (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

             (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6. Payroll Deductions.

             (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, provided, however, the aggregate of such payroll deductions under two or more employee stock purchase plans of the Company that are overlapping may not exceed fifteen percent (15%) of the participant's Compensation which he or she receives on each pay day during the Offering Period.

             (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

             (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

             (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) by the participant at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in
Section 10 hereof.

             (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 3,000 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and the option shall expire on the last day of the Offering Period.

         8. Exercise of Option.

             (a) Unless a  participant  withdraws  from the Plan as  provided in
Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

             (b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed:

                      (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or

                      (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion

                              (x) provide that the Company shall make a pro rata
allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or

                              (y) provide that the Company shall make a pro rata
allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof.

The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10. Withdrawal.

             (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

             (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Termination of Employment.

             Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

         12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         13. Stock.

             (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 600,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in July 1999 equal to the lesser of (i) 600,000 shares or (ii) 3% of the outstanding shares on the last day of the prior fiscal year or (iii) a lesser amount determined by the Board.

             (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

             (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         15.  Designation of Beneficiary.

             (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

             (b)  Such   designation  of  beneficiary  may  be  changed  by  the
participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         19.   Adjustments   Upon   Changes  in   Capitalization,   Dissolution,
Liquidation, Merger or Asset Sale.

             (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

             (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

             (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

         20. Amendment or Termination.

             (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

             (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

             (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                      (1) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

                      (2) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                      (3) allocating shares pursuant to Section 8(b) above.

                      Such   modifications   or  amendments  shall  not  require
shareholder approval or the consent of any Plan participants.

         21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

          24. Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                   APPENDIX C

                                      PROXY

                             ADEPT TECHNOLOGY, INC.

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                November 10, 2000

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned shareholder of ADEPT TECHNOLOGY, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and proxy statement, each dated October 2, 2000, and hereby appoints Brian R. Carlisle and Michael W. Overby, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Shareholders of ADEPT TECHNOLOGY, INC. to be held on November 10, 2000 at 9:00 a.m. local time, at the Santa Clara Marriott, 2700 Mission College Boulevard, Santa Clara, California 95054 and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

         (Continued, and to be signed on the other side)

                       [X] Please mark your votes as this

1.    ELECTION OF DIRECTORS:                                    4. To approve an amendment to Adept's 1998 Purchase
                                                                Plan, amending the annual increase in the number of
      NOMINEES:                                                 shares of common stock reserved for issuance under the
      Brian R. Carlisle, Bruce E. Shimano, Ronald E. F.         1998 Purchase Plan, beginning on July 1, 2001, to an
      Codd, Michael P. Kelly, Cary R. Mock, John E. Pomeroy     amount equal to the lesser of (i) 600,000 shares, (ii)
                                                                3% of the common stock outstanding as of the last day
                                                                of the prior fiscal year or (iii) a lesser amount as
FOR         FOR ALL                                             may be determined by the board of directors.
[ ]         [ ]
                                                                FOR        AGAINST         ABSTAIN
INSTRUCTION:  If you wish to withhold authority to vote for     [ ]        [ ]             [ ]
any individual nominee, write that nominee's name in the
space provided below.                                           and, in their discretion, upon such other matter or
                                                                matters which may properly come before the meeting or
____________________________________________________            any adjournment thereof.

2.    To approve an amendment to Adept's 1993                   THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO
      Stock Plan to increase by 1,000,000 shares to             CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE
      4,462,500 the number of shares reserved for issuance      ELECTION OF DIRECTORS, TO APPROVE THE AMENDMENT TO THE
      thereunder.                                               1993 STOCK PLAN TO INCREASE BY 1,000,000 THE
                                                                RESERVATION OF SHARES UNDER THE 1993 STOCK PLAN, FOR
FOR            AGAINST         ABSTAIN                          THE AMENDMENT OF ADEPT'S RESTATED ARTICLES TO INCREASE
[ ]            [ ]             [ ]                              ITS AUTHORIZED SHARES TO 75,000,000, TO APPROVE
                                                                AMENDMENT OF THE 1998 PURCHASE PLAN ANNUAL INCREASE IN
3.    To approve the amendment of Adept's Restated Articles     THE RESERVATION OF SHARES TO THE LESSER OF 600,000, 3%
of Incorporation to increase the number of authorized           OF OUTSTANDING COMMON STOCK ON THE LAST DAY OF THE
shares from 30,000,000 to 75,000,000.                           PRIOR FISCAL YEAR OR A LESSER AMOUNT AS THE BOARD MAY
                                                                DETERMINE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH
FOR            AGAINST         ABSTAIN                          OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
[ ]            [ ]             [ ]


Signature(s)______________________________  Dated: _______________________, 2000

         (This proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


                                      C-2